UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest even reported):  July 15, 2008

Maxus Realty Trust, Inc.
(Exact name of registrant as specified on its charter)

MISSOURI	000-13457	48-1339136
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Armour Road
North Kansas City, Missouri 64116
(Address of principal executive offices) (Zip Code)

(816) 303-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-r(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 15, 2008, Maxus Realty Trust, Inc. (the “Trust”) requested that the Nasdaq Capital Market (“Nasdaq”) suspend trading of all of its common stock, par value $1.00 (the “Common Stock”), as of the close of business on July 25, 2008.  On such date, the Trust will file with the Securities and Exchange Commission a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist and deregister the Common Stock.  Following such delisting, the Trust intends to file with the SEC a Certification on Form 15 under the Exchange Act, to terminate registration of the Common Stock under Section 12(g) of the Exchange Act and to suspend the Trust’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

The Trust’s press release announcing its delisting from Nasdaq is incorporated herein by reference and is filed as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Maxus Realty Trust, Inc. dated July 15, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAXUS REALTY TRUST, INC.

Date:  July 15, 2008                                                                           By:         /s/ David L. Johnson
David L. Johnson
Chairman of the Board, President and
    Chief Executive Officer